UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 25, 2006

WEYCO GROUP, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-9068	39-0702200

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. Estabrook Blvd. P. O. Box 1188 Milwaukee, WI		53201

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 414-908-1600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01  Other Events

The following information is being furnished under Item 8.01 of Form 8-K:

 On April 25, 2006 Weyco Group, Inc. issued a press release announcing a 29%  increase in its quarterly dividend.  The Company’s Board of Directors declared a quarterly cash dividend of $.09 per share to all shareholders of record June 1, 2006, payable July 1, 2006.  A copy of this press release is attached as Exhibit 99.1  to this Form 8-K.  The information under this Item 8.01, including Exhibit 99.1, is  being furnished and shall not be deemed “filed” for purposes of Section 18  of the Securities Exchange Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits

          (d)          Exhibits

          99.1        Press release issued by the registrant on April 25, 2006.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2006	WEYCO GROUP, INC.

/s/ John Wittkowske

John Wittkowske
Senior Vice President/CFO

Exhibit Index

          99.1        Press release, dated April 25, 2006.